Exhibit 31.2

CERTIFICATION

I, John Ritchie, Chief Financial Officer, certify that:

1.	I have reviewed this amendment to Annual Report on Form 10-K of Electronics For Imaging, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2009	/S/ JOHN RITCHIE
John Ritchie
Chief Financial Officer